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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2008

                                West Marine, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                0-22512                    77-0355502
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   (State or other         (Commission File           (I.R.S. Employer
    jurisdiction of            Number)                 Identification No.)
    incorporation)


                               500 Westridge Drive
                          Watsonville, California 95076
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          (Address of principal executive offices, including zip code)


                                 (831) 728-7200
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Peter Van Handel, our chief accounting officer, will leave West Marine effective today.






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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               WEST MARINE, INC.

Dated: April 11, 2008                          By: /s/ Pamela J. Fields
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                                                  Pamela J. Fields
                                                  Secretary and General Counsel